EXXON MOBIL CORPORATION					EXHIBIT 99.2

2Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		2Q17	1Q17	4Q16	3Q16	2Q16
Upstream
United States		(183)	(18)	(2,328)	(477)	(514)
Non-U.S.		1,367	2,270	1,686	1,097	808
Total		1,184	2,252	(642)	620	294
Downstream
United States		347	292	270	225	412
Non-U.S.		1,038	824	971	1,004	413
Total		1,385	1,116	1,241	1,229	825
Chemical
United States		481	529	352	434	509
Non-U.S.		504	642	520	737	708
Total		985	1,171	872	1,171	1,217

Corporate and financing		(204)	(529)	209	(370)	(636)
Net income attributable to ExxonMobil (U.S. GAAP)		3,350	4,010	1,680	2,650	1,700

Earnings per common share (U.S. GAAP)		0.78	0.95	0.41	0.63	0.41
Earnings per common share
- assuming dilution (U.S. GAAP)		0.78	0.95	0.41	0.63	0.41

Capital and Exploration Expenditures, $M
Upstream
United States		756	704	817	712	914
Non-U.S.		2,030	2,415	2,755	2,360	3,005
Total		2,786	3,119	3,572	3,072	3,919
Downstream
United States		173	205	231	192	227
Non-U.S.		413	340	472	397	415
Total		586	545	703	589	642
Chemical
United States		414	388	405	359	355
Non-U.S.		121	109	125	144	208
Total		535	497	530	503	563
Other		18	8	24	26	34

Total Capital and Exploration Expenditures		3,925	4,169	4,829	4,190	5,158

Exploration Expense Charged to Income, $M
Consolidated	- United States	37	34	42	35	35
	- Non-U.S.	477	253	296	291	409
Non-consolidated - ExxonMobil share	- United States	1	-	-	-	-
	- Non-U.S.	10	14	51	6	5
Exploration Expenses Charged to Income Included Above		525	301	389	332	449

Effective Income Tax Rate, %		31%	38%	-92%	20%	40%

Common Shares Outstanding, millions
At quarter end		4,237	4,237	4,148	4,147	4,147
Average - assuming dilution		4,271	4,223	4,176	4,178	4,178

Total Cash and Cash Equivalents, $B		4.0	4.9	3.7	5.1	4.4

Total Debt, $B		41.9	43.6	42.8	46.2	44.5

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities		6.9	8.3	7.4	5.3	4.6
Proceeds associated with asset sales		0.2	0.6	2.1	1.0	1.0
Cash flow from operations and asset sales		7.1	8.9	9.5	6.3	5.6

EXXON MOBIL CORPORATION

2Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	2Q17	1Q17	4Q16	3Q16	2Q16
liquids, bitumen and synthetic oil, kbd
United States	520	513	496	484	495
Canada / South America	374	421	453	437	359
Europe	195	205	208	189	201
Africa	417	433	449	388	494
Asia	710	711	726	651	724
Australia / Oceania	53	50	52	62	57
Total liquids production	2,269	2,333	2,384	2,211	2,330

Natural gas production available for sale, mcfd
United States	3,083	3,011	2,997	3,058	3,097
Canada / South America	203	218	222	220	257
Europe	1,442	2,768	2,518	1,650	1,749
Africa	4	5	7	13	7
Asia	3,867	3,807	3,698	3,662	3,819
Australia / Oceania	1,321	1,099	982	998	833
Total natural gas production available for sale	9,920	10,908	10,424	9,601	9,762

Total worldwide liquids and gas production, koebd	3,922	4,151	4,121	3,811	3,957

Refinery throughput, kbd
United States	1,601	1,621	1,604	1,604	1,555
Canada	358	397	401	406	246
Europe	1,521	1,453	1,460	1,476	1,462
Asia Pacific	664	652	706	677	718
Other Non-U.S.	201	201	200	202	171
Total refinery throughput	4,345	4,324	4,371	4,365	4,152

Petroleum product sales, kbd
United States	2,187	2,155	2,227	2,327	2,228
Canada	494	494	499	511	479
Europe	1,653	1,536	1,535	1,553	1,561
Asia Pacific	755	708	719	721	760
Other Non-U.S.	469	502	526	473	472
Total petroleum product sales	5,558	5,395	5,506	5,585	5,500

Gasolines, naphthas	2,265	2,163	2,304	2,298	2,266
Heating oils, kerosene, diesel	1,850	1,833	1,826	1,810	1,752
Aviation fuels	383	370	387	421	386
Heavy fuels	367	380	368	358	367
Specialty products	693	649	621	698	729
Total petroleum product sales	5,558	5,395	5,506	5,585	5,500

Chemical prime product sales, kt
United States	2,334	2,280	2,409	2,320	2,447
Non-U.S.	3,786	3,792	3,900	3,813	3,863
Total chemical prime product sales	6,120	6,072	6,309	6,133	6,310

EXXON MOBIL CORPORATION

2Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	2Q17 vs. 2Q16	2Q17 vs. 1Q17
Upstream
Prior Period	294	2,252
Realization	890	-390
Volume / Mix	-140	-250
Other	140	-430
Current Period	1,184	1,184
Downstream
Prior Period	825	1,116
Margin	220	200
Volume / Mix	90	40
Other	250	30
Current Period	1,385	1,385
Chemical
Prior Period	1,217	1,171
Margin	-40	-100
Volume / Mix	-50	-
Other	-140	-90
Current Period	985	985

Upstream Volume Factor Analysis, koebd
Prior Period	3,957	4,151
Entitlements - Net Interest	-1	-
Entitlements - Price / Spend / Other	-76	-13
Quotas	-	-
Divestments	-5	-1
Growth / Other	47	-215
Current Period	3,922	3,922

Sources and Uses of Funds, $B	2Q17
Beginning Cash	4.9
Earnings	3.4
Depreciation	4.7
Working Capital / Other	-1.2
Proceeds Associated with Asset Sales	0.2
PP&E Adds / Investments and Advances [1]	-3.0
Shareholder Distributions	-3.3
Debt / Other Financing	-1.7
Ending Cash	4.0

1 PP&E Adds / Investments and Advances includes PP&E adds of ($3.1B) and net advances of $0.1B.

EXXON MOBIL CORPORATION

2Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	2Q17	1Q17	4Q16	3Q16	2Q16
United States
ExxonMobil
Crude ($/b)	43.58	45.93	43.38	38.76	37.97
Natural Gas ($/kcf)	2.96	2.83	2.69	2.65	1.74

Benchmarks
WTI ($/b)	48.24	51.83	49.18	44.88	45.48
ANS-WC ($/b)	50.75	53.93	50.01	44.65	45.71
Henry Hub ($/mbtu)	3.19	3.32	2.98	2.81	1.95

Non-U.S.
ExxonMobil
Crude ($/b)	44.48	47.87	44.82	40.96	41.46
Natural Gas ($/kcf)	5.26	5.57	4.97	4.47	4.06
European NG ($/kcf)	5.18	5.55	4.97	4.48	4.35

Benchmarks
Brent ($/b)	49.83	53.78	49.46	45.85	45.57

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2017.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.